                                                                   Exhibit 10.18

                       FIRST AMENDMENT TO CREDIT AGREEMENT

         THIS FIRST AMENDMENT TO CREDIT AGREEMENT dated effective as of January 24, 2003 (the "FIRST AMENDMENT" or this "AMENDMENT") is among NELNET LOAN SERVICES, INC., a corporation duly organized and validly existing under the laws of the State of Nebraska ("NLSI"), NELNET, INC., a corporation duly organized and validly existing under the laws of the State of Nevada ("NELNET" and NLSI, herein each individually a "BORROWER" and collectively "BORROWERS"), and BANK OF AMERICA, N.A., a national banking association ("BANK").

                              PRELIMINARY STATEMENT

         (1) Pursuant to that certain Credit Agreement dated as of January 11, 2002, among Borrowers and Bank, Bank made a revolving credit facility available to Borrowers upon the terms and conditions set forth therein (the "CREDIT AGREEMENT").

         (2) Borrowers have requested that the Credit Agreement be renewed, amended, and extended, and Bank has agreed to renew, extend, and amend the Credit Agreement to the extent and in the manner set forth herein.

         Accordingly, in consideration of the foregoing and the mutual covenants set forth herein, the parties hereto agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

         SECTION 1.01 DEFINED TERMS. All capitalized terms defined in the Credit Agreement, and not otherwise defined herein shall have the same meanings herein as in the Credit Agreement. Upon the effectiveness of this Amendment, each reference (a) in the Credit Agreement to "this Agreement," "hereunder," "herein" or words of like import shall mean and be a reference to the Credit Agreement, as amended hereby, (b) in the Note and the other Loan Documents to the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended hereby, and (c) in the Loan Documents to any term defined by reference to the Credit Agreement shall mean and be a reference to such term as defined in the Credit Agreement, as amended hereby.

         SECTION 1.02 REFERENCES, ETC. The words "hereof," "herein" and "hereunder" and words of similar import when used in this Amendment shall refer to this Amendment as a whole and not to any particular provision of this Amendment. In this Amendment, unless a clear contrary intention appears the word "including" (and with correlative meaning "include") means including, without limiting the generality of any description preceding such term. No provision of this Amendment shall be interpreted or constructed against any Person solely because that Person or its legal representative drafted such provision.

                                                                 FIRST AMENDMENT

                                   ARTICLE II
                         AMENDMENTS TO CREDIT AGREEMENT

         SECTION 2.01      AMENDMENTS TO SECTION 1.1.

             (a) SECTION 1.1 of the Credit Agreement is hereby amended by deleting the definitions of "Advance Termination Date," "Fixed Charges," "Maturity Date," and "Permitted Debt" and substituting the following definitions in lieu thereof:

                  "ADVANCE TERMINATION DATE" means January 23, 2004.

                  "FIXED CHARGES" means, for any period, the sum of following calculated for Borrowers and their respective Subsidiaries on a consolidated basis without duplication: (i) pro forma interest expense relating to Permitted Debt; plus (ii) Commercial Paper Debt and that portion of the long term Debt that should be classified as current in accordance with GAAP as of the first day of such period but excluding, to the extent included, the outstanding principal amount of Permitted Debt and any Debt to be assumed in connection with a Proposed Acquisition; plus (iii) (a) .25 multiplied by (b) the sum of
                  (1) the principal amount of the Permitted Debt outstanding on the date of determination (which has not been included in (ii) above) plus (2) the amount of the Loan requested plus (3) the principal amount of the Debt to be assumed in connection with a Proposed Acquisition. Pro forma interest expense shall be determined in good faith by a financial officer of Borrower and when calculating pro forma interest expense with respect to any Debt bearing interest at a floating rate, the interest expense on such Debt shall be calculated at the average interest rate applicable to the Loans in the immediately preceding fiscal quarter for the entire period and as if the accrued interest thereon is payable as of the end of each fiscal quarter.

                  "MATURITY DATE" means January 23, 2005.

                  "PERMITTED DEBT" means Debt described in Section 8.1(a), (b),
                  (i), (j), (k) and (l) and the SLIMS.

             (b) SECTION 1.1 is hereby amended by adding the following definition thereto:

                  "COMMERCIAL PAPER DEBT" means up to (a) $50,000,000 aggregate principal amount or such other amount as agreed upon in writing by Borrowers and the Bank of unsecured commercial paper issued by either or both Borrowers, and (b) any loan facility on terms and conditions reasonably acceptable to Bank whose sole use of proceeds is to fund, when due, any payment of commercial paper.

                                                                 FIRST AMENDMENT

         SECTION 2.02 AMENDMENT TO SECTION 2.3(a). SECTION 2.3(a) of the Credit Agreement is hereby deleted and the following new SECTION 2.3(a) is substituted in lieu thereof:

                  (a) Three (3) quarterly principal installments due and payable on March 31, 2004, June 30, 2004 and September 30, 2004, each installment in an aggregate principal amount equal to the quotient obtained by dividing the aggregate principal amount of the Loans outstanding on the Advance Termination Date by sixteen (16); and

         SECTION 2.03 AMENDMENT TO SECTION 2.4(a). SECTION 2.4(a) of the Credit Agreement is hereby deleted and the following new SECTION 2.4(a) is substituted in lieu thereof:

                  (a) Interest Rate. Borrowers shall, jointly and severally, pay to the Bank interest on the unpaid principal amount outstanding hereunder, at a fluctuating rate per annum equal to the Applicable Rate. The term "APPLICABLE RATE" means: (i) with respect to each Base Rate Loan, the Base Rate;
                  (ii) with respect to each Libor Loan, the Adjusted Libor Rate plus (A) prior to the Advance Termination Date, two and one quarter percent (2.25%), and (B) on or after the Advance Termination Date, two and one half percent (2.50%).

         SECTION 2.04      AMENDMENTS TO SECTION 8.1.

                  (a) SECTION 8.1(j) of the Credit agreement is hereby amended by deleting the word "and" at the end thereof.

                  (b) SECTION 8.1(k) of the Credit Agreement is hereby amended by deleting "." from the end thereof and substituting "; and" in lieu thereof.

                  (c) SECTION 8.1 of the Credit Agreement is hereby amended by adding the following new SECTION 8.1(l) thereto:

                           (l)      Commercial Paper Debt.

         SECTION 2.05 AMENDMENT TO ARTICLE VIII. ARTICLE VIII of the Credit Agreement is hereby amended by adding the following new Section thereto:

                           Section 8.12. Student Loan Servicing Rights. NLSI shall not sell, transfer, or otherwise dispose of any of its rights to service Student Loans pursuant to the Servicing Contracts (as defined in the Security Agreement) nor shall any other Subsidiary of NELNET or NLSI begin servicing any Student Loans without the prior written consent of Bank and delivery to Bank of a pledge agreement, in form and substance satisfactory to Bank, by the new servicer of such Student Loans securing payment to Bank of the Obligations.

                                                                 FIRST AMENDMENT

         SECTION 2.06 AMENDMENT TO SECTION 10.1. SECTION 10.1 of the Credit Agreement is hereby amended by deleting SECTION 10.1(o) therefrom in its entirety.

                                   ARTICLE III
                           CONDITIONS TO EFFECTIVENESS

         SECTION 3.01 CONDITIONS TO EFFECTIVENESS. This Amendment shall become effective upon receipt by Bank of the following, each in form and substance satisfactory to Bank and in such number of counterparts as may be reasonably requested by Bank:

                  (a) This Amendment duly executed by Borrowers, Bank, and each Guarantor (as defined in the Guaranty).

                  (b) Borrower shall have paid to Bank a renewal and amendment fee equal to $30,000.

                  (c) A certificate of incumbency for each Borrower certified by its Secretary or an Assistant Secretary certifying (i) the name of each of its officers who is authorized to sign this Amendment, and (ii) a true and correct copy of the Resolutions of the Board of Directors of each Borrower which authorize its execution and delivery of this Amendment, and the performance of the Loan Documents as amended hereby.

                  (d) A Subsidiary Joinder Agreement executed by each Regular Subsidiary that is not a Guarantor (as defined in the Guaranty) under the Guaranty.

                                   ARTICLE IV
                        REPRESENTATIONS AND WARRANTIES

         In order to induce Bank to enter into this Amendment, Borrowers hereby represent and warrant to Bank as follows:

         SECTION 4.01 CREDIT AGREEMENT. After giving effect to the execution and delivery of this Amendment and the consummation of the transactions contemplated hereby, and with this Amendment constituting one of the Loan Documents, the representations and warranties set forth in Article VI of the Credit Agreement are true and correct on the date hereof as though made on and as of such date.

         SECTION 4.02 NO DEFAULT. After giving effect to the execution and delivery of this Amendment and the consummation of the transactions contemplated hereby, no Default or Event of Default has occurred and is continuing as of the date hereof.

                                    ARTICLE V
                                  MISCELLANEOUS

         SECTION 5.01 AFFIRMATION OF LOAN DOCUMENTS. Borrowers hereby acknowledge and agree that all of their obligations under the Credit Agreement, as amended hereby, and the other Loan Documents, including but not limited to the obligations of NLSI under the Security Agreement, shall remain in full force and effect following the execution and delivery of this Amendment, and such obligations are hereby affirmed, ratified, and confirmed by Borrowers.

         SECTION 5.02 COSTS AND EXPENSES. Borrowers agree to pay on demand all costs and expenses incurred by Bank in connection with the preparation, execution, delivery, filing, administration, and recording of this Amendment and any other agreements delivered in connection with or pursuant to this

                                                                 FIRST AMENDMENT

Amendment, including, without limitation, the fees and out-of-pocket expenses of Haynes and Boone, LLP, counsel to Bank.

         SECTION 5.03 SUCCESSORS AND ASSIGNS. This Amendment shall be binding upon and inure to the benefit of the Borrowers and Bank and their respective successors and assigns.

         SECTION 5.04 CAPTIONS. The captions in this Amendment have been inserted for convenience only and shall be given no substantive meaning or significance whatsoever in construing the terms and provisions of this Amendment.

         SECTION 5.05 COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered either in original, facsimile or electronic form, shall be deemed to be an original but all of which taken together shall constitute but one and the same instrument.

         SECTION 5.06 GOVERNING LAW. This Amendment shall be governed by, and construed in accordance with, the laws of the State of Texas.

         SECTION 5.07 FINAL AGREEMENT OF THE PARTIES. THE CREDIT AGREEMENT (INCLUDING THE EXHIBITS THERETO), AS AMENDED BY THIS AMENDMENT, THE NOTE, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

  [Remainder of Page Intentionally Left Blank; Signatures Begin on Next Page]

                                                                 FIRST AMENDMENT

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first above written.

                              BORROWERS

                              NELNET LOAN SERVICES, INC.
                              NELNET, INC.

                              BY: /s/ Terry J. Heimes
                                  ----------------------------------------------
                                  Name: Terry J. Heimes, Chief Financial Officer

                     SIGNATURE PAGE TO THE FIRST AMENDMENT

                                  BANK OF AMERICA, N. A.,
                                  as Bank

                                  BY: /s/ Shelly K. Harper
                                      ------------------------------------------
                                      Shelly K. Harper, Principal

                     SIGNATURE PAGE TO THE FIRST AMENDMENT

                              CONSENT OF GUARANTORS

To induce Bank to enter into this Amendment, the undersigned jointly and severally (a) consent and agree to the execution and delivery of the Amendment,
(b) ratify and confirm that all guaranties, assurances, and liens granted, conveyed, or assigned to Bank under the Loan Documents are not released, diminished, impaired, reduced, or otherwise adversely affected by this Amendment and continue to guarantee, assure, and secure the full payment and performance of all present and future Obligations.

                                  GUARANTORS:

                                  NELNET LOAN SERVICES, INC.
                                  NELNET, INC.
                                  NELNET GUARANTEE SERVICES, INC.
                                  GUARANTEC, LLP
                                  NELNET MARKETING SOLUTIONS, INC.
                                  CLASSCREDIT, INC.
                                  INTUITION, INC.
                                  NHELP, INC.
                                  NATIONAL HIGHER EDUCATION
                                  LOAN PROGRAM, INC.
                                  EFS, INC.
                                  EFS FINANCE COMPANY
                                  EFS SERVICES INC.

                                  By: /s/ Terry J. Heimes
                                      ------------------------------------------
                                          Terry J. Heimes
                                      Name:-------------------------------------
                                           Authorized Officer of each Guarantor

                                GUARANTOR CONSENT

                          SUBSIDIARY JOINDER AGREEMENT


         This SUBSIDIARY JOINDER AGREEMENT (the "AGREEMENT") dated as of
January 24, 2003 is executed by the undersigned (the "OBLIGATED PARTY") for the benefit of BANK OF AMERICA, N.A., as agent for itself and the other Secured Parties in connection with that certain Credit Agreement dated January 11, 2002, among NELNET LOAN SERVICES, INC., NELNET, INC. (together the "BORROWERS") and BANK OF AMERICA, N.A. (the "BANK") (as modified, the "CREDIT AGREEMENT", and capitalized terms not otherwise defined herein being used herein as defined in the Credit Agreement).

         The Obligated Party is a newly formed or newly acquired Subsidiary (but not a Special Purpose Vehicle) and is required to execute this Agreement pursuant to the Credit Agreement.

         NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Obligated Party hereby agrees as follows:

         1. The Obligated Party hereby assumes all the obligations of a "GUARANTOR" under the Guaranty and agrees that it is a "GUARANTOR" and is bound as a "GUARANTOR" under the terms of the Guaranty as if it had been an original signatory thereto. In accordance with the forgoing and for valuable consideration, the receipt and adequacy of which are hereby acknowledged, Obligated Party irrevocably and unconditionally guarantees to the Agent and the Secured Parties the full and prompt payment and performance of the Guaranteed Indebtedness (as defined in the Guaranty) upon the terms and conditions set forth in the Guaranty.

         2. This Agreement shall be deemed to be part of, and a modification to, the Guaranty and shall be governed by all the terms and provisions of the Guaranty, which terms are incorporated herein by reference, are ratified and confirmed and shall continue in full force and effect as valid and binding agreements of Obligated Party enforceable against Obligated Party. The Obligated Party hereby waives notice of the Agent's or any Secured Party's acceptance of this Agreement.

         IN WITNESS WHEREOF, the Obligated Party has executed this Agreement as of the day and year first written above.

                                    Obligated Party:

                                    STUDENT PARTNER SERVICES, INC., a
                                    Nebraska corporation

                                    By: /s/ Terry J. Heimes
                                        ----------------------------------------
                                        Name: ----------------------------------
                                        Title:----------------------------------

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                          SUBSIDIARY JOINDER AGREEMENT

         This SUBSIDIARY JOINDER AGREEMENT (the "AGREEMENT") dated as of January 24, 2003 is executed by the undersigned (the "OBLIGATED PARTY") for the benefit of BANK OF AMERICA, N.A., as agent for itself and the other Secured Parties in connection with that certain Credit Agreement dated January 11, 2002, among NELNET LOAN SERVICES, INC., NELNET, INC. (together the "BORROWERS") and BANK OF AMERICA, N.A. (the "BANK") (as modified, the "CREDIT AGREEMENT", and capitalized terms not otherwise defined herein being used herein as defined in the Credit Agreement).

         The Obligated Party is a newly formed or newly acquired Subsidiary (but not a Special Purpose Vehicle) and is required to execute this Agreement pursuant to the Credit Agreement.

         NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Obligated Party hereby agrees as follows:

         1. The Obligated Party hereby assumes all the obligations of a "GUARANTOR" under the Guaranty and agrees that it is a "GUARANTOR" and is bound as a "GUARANTOR" under the terms of the Guaranty as if it had been an original signatory thereto. In accordance with the forgoing and for valuable consideration, the receipt and adequacy of which are hereby acknowledged, Obligated Party irrevocably and unconditionally guarantees to the Agent and the Secured Parties the full and prompt payment and performance of the Guaranteed Indebtedness (as defined in the Guaranty) upon the terms and conditions set forth in the Guaranty.

         2. This Agreement shall be deemed to be part of, and a modification to, the Guaranty and shall be governed by all the terms and provisions of the Guaranty, which terms are incorporated herein by reference, are ratified and confirmed and shall continue in full force and effect as valid and binding agreements of Obligated Party enforceable against Obligated Party. The Obligated Party hereby waives notice of the Agent's or any Secured Party's acceptance of this Agreement.

         IN WITNESS WHEREOF, the Obligated Party has executed this Agreement as of the day and year first written above.

                                    Obligated Party:

                                    NELNET CANADA, INC., a Canadian
                                    corporation

                                    By: /s/ Terry J. Heimes
                                        ----------------------------------------
                                        Name: ----------------------------------
                                        Title:----------------------------------


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


                          SUBSIDIARY JOINDER AGREEMENT

         This SUBSIDIARY JOINDER AGREEMENT (the "AGREEMENT") dated as of January 24, 2003 is executed by the undersigned (the "OBLIGATED PARTY") for the benefit of BANK OF AMERICA, N.A., as agent for itself and the other Secured Parties in connection with that certain Credit Agreement dated January 11, 2002, among NELNET LOAN SERVICES, INC., NELNET, INC. (together the "BORROWERS") and BANK OF AMERICA, N.A. (the "BANK") (as modified, the "CREDIT AGREEMENT", and capitalized terms not otherwise defined herein being used herein as defined in the Credit Agreement).

         The Obligated Party is a newly formed or newly acquired Subsidiary (but not a Special Purpose Vehicle) and is required to execute this Agreement pursuant to the Credit Agreement.

         NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Obligated Party hereby agrees as follows:

         1. The Obligated Party hereby assumes all the obligations of a "GUARANTOR" under the Guaranty and agrees that it is a "GUARANTOR" and is bound as a "GUARANTOR" under the terms of the Guaranty as if it had been an original signatory thereto. In accordance with the forgoing and for valuable consideration, the receipt and adequacy of which are hereby acknowledged, Obligated Party irrevocably and unconditionally guarantees to the Agent and the Secured Parties the full and prompt payment and performance of the Guaranteed Indebtedness (as defined in the Guaranty) upon the terms and conditions set forth in the Guaranty.

         2. This Agreement shall be deemed to be part of, and a modification to, the Guaranty and shall be governed by all the terms and provisions of the Guaranty, which terms are incorporated herein by reference, are ratified and confirmed and shall continue in full force and effect as valid and binding agreements of Obligated Party enforceable against Obligated Party. The Obligated Party hereby waives notice of the Agent's or any Secured Party's acceptance of this Agreement.

         IN WITNESS WHEREOF, the Obligated Party has executed this Agreement as of the day and year first written above.

                                           Obligated Party:

                                           IDAHO FINANCIAL ASSOCIATES, INC.,
                                           an Idaho corporation

                                           By: /s/ Terry J. Heimes
                                               ---------------------------------
                                               Name:  --------------------------
                                               Title: --------------------------

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

                          SUBSIDIARY JOINDER AGREEMENT

         This SUBSIDIARY JOINDER AGREEMENT (the "AGREEMENT") dated as of January 24, 2003 is executed by the undersigned (the "OBLIGATED PARTY") for the benefit of BANK OF AMERICA, N.A., as agent for itself and the other Secured Parties in connection with that certain Credit Agreement dated January 11, 2002, among NELNET LOAN SERVICES, INC., NELNET, INC. (together the "BORROWERS") and BANK OF AMERICA, N.A. (the "BANK") (as modified, the "CREDIT AGREEMENT", and capitalized terms not otherwise defined herein being used herein as defined in the Credit Agreement).

         The Obligated Party is a newly formed or newly acquired Subsidiary (but not a Special Purpose Vehicle) and is required to execute this Agreement pursuant to the Credit Agreement.

         NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Obligated Party hereby agrees as follows:

         1. The Obligated Party hereby assumes all the obligations of a "GUARANTOR" under the Guaranty and agrees that it is a "GUARANTOR" and is bound as a "GUARANTOR" under the terms of the Guaranty as if it had been an original signatory thereto. In accordance with the forgoing and for valuable consideration, the receipt and adequacy of which are hereby acknowledged, Obligated Party irrevocably and unconditionally guarantees to the Agent and the Secured Parties the full and prompt payment and performance of the Guaranteed Indebtedness (as defined in the Guaranty) upon the terms and conditions set forth in the Guaranty.

         2. This Agreement shall be deemed to be part of, and a modification to, the Guaranty and shall be governed by all the terms and provisions of the Guaranty, which terms are incorporated herein by reference, are ratified and confirmed and shall continue in full force and effect as valid and binding agreements of Obligated Party enforceable against Obligated Party. The Obligated Party hereby waives notice of the Agent's or any Secured Party's acceptance of this Agreement.

         IN WITNESS WHEREOF, the Obligated Party has executed this Agreement as of the day and year first written above.

                                    Obligated Party:

                                    CHARTER SERVICES, INC., a New York
                                    corporation

                                    By: /s/ Terry J. Heimes
                                        ----------------------------------------
                                        Name: ----------------------------------
                                        Title:----------------------------------

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